Exhibit31.1

Certification of Chief Executive Officer
Pursuant to Section302 of Sarbanes Oxley Act of 2002

I, Robert F. Heinemann, Chief Executive Officer, certify that:

1.	I have reviewed this report on Form 10-K of Berry Petroleum Company (the Company);

2.
Based on my knowledge, this annual report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this annual report;

3.
Based on my knowledge, the financial statements, and other financial information included in this annual report, fairly present in all material respects the financial condition, results of operations and cash flows of the Company as of, and for, the periods presented in this annual report;

4.	The Company’s other certifying officers and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules13a-15e) for the Company and have:

a)
designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under our supervision, to ensure that material information relating to the Company is made known to us by others within those entities, particularly during the period in which this annual report is being prepared;

b)
designed such internal control over financial reporting, or caused such internal control over financial reporting to be designed under our supervision, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles;

c)
evaluated the effectiveness of the Company’s disclosure controls and procedures and presented in this annual report our conclusions abut the effectiveness of the disclosure controls and procedures as of the end of the period covered by this report based on such evaluation; and

d)
disclosed in this report any change in the Company’s internal control over financial reporting that occurred during the Company’s most recent fiscal quarter that has materially affected or is reasonably likely to materially affect the Company’s internal control over financial reporting.

5.
The Company’s other certifying officers and I have disclosed, based on our most recent evaluation of internal control over financial reporting, to the auditors and the audit committee of the Company’s board of directors:

a)
all significant deficiencies and material weaknesses in the design or operation of internal controls over financial reporting which are reasonably likely to adversely affect the Company’s ability to record, process, summarize and report financial information and have identified for the registrant’s auditors any material weaknesses in internal controls; and

b)	any fraud, whether or not material, that involves management or other employees who have a significant role in the Company’s internal controls over financial reporting.

/s/ Robert F. Heinemann
Robert F. Heinemann
March 30, 2005	President and Chief Executive Officer